SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2003

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.)	(IRS Employer

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 887-1300

(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Presentation of Arbitron Inc. dated March 4, 2003

Item 9.   Regulation FD Disclosure.

                On March 4, 2003, the attached presentation was given at the Bear Stearns 16th Annual Media, Entertainment and Information Conference. A copy of the presentation is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date: March 4, 2003	By:	/s/ Dolores L. Cody

Dolores L. Cody Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Arbitron Inc. dated March 4, 2003

4